EXHIBIT 10.2

SUBSERVICING SUPPLEMENT

dated as of September 28, 2012

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SCHEDULE I	Servicing Agreements
SCHEDULE II	Retained Servicing Fee Percentage
SCHEDULE III	Target Ratio Schedule

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of September 28, 2012 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of February 10, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in October, 2012, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer, as Purchaser, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer under the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement”, shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

Subservicing Supplement

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 6.50% per annum (i.e., 0.5417% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By: Home Loan Servicing Solutions, Ltd., its sole member

By:	/s/ James Lauter
Name: James Lauter
Title: CFO

OCWEN LOAN SERVICING, LLC

By:	/s/ John Britti
Name: John Britti
Title: Authorized Signatory

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor Number	Short Form Deal Name
2640	Renaissance 2007-3
2701	ABSC 2005-HE1 (CSFB)
2718	Saxon 05-4
2719	SASTA 2006-01
2730	Saxon 05-3
320	Residential Mortgage Loan Trust 1998-1
338	Ocwen 1999-R1
2012	1998-NC4 Salomon
2039	1997-NC5A Salomon
2041	1998-NC1 Salomon
2042	1998-NC2 Salomon
2131	ARC 2001-BC5
2132	CSFB ABS Trust Series 2001-HE16
2158	CSFB ABS Trust Series 2001-HE25
2164	CSFB ABS Trust Series 2002-HE1
2166	CSFB ABS Trust Series 2002-HE4
2172	ARC 2002 BC-1
2183	CDC 2002-HE1 S/S
2189	ARC 2002 BC-3
2194	CSFB HEAT 2002-1
2199	ARC 2002 BC-5
2200	GSAMP 2002-NC1
2201	ABFC 2002-NC1
2210	ARC 2002 BC-6
2220	ARC 2002 BC-7
2224	ARC 2002 BC-8
2227	ARC 2002 BC-9
2229	GSAMP 2002-HE
2232	ARC 2002 BC-10
2238	SAIL 2003-BC1
2243	SAIL 2003 BC2 S/S
2244	SASCO 2003 AM1
2245	GSAMP 2003 FM1
2252	SAIL 2003 - BC3
2253	Encore Credit Corp Mtg P-T Certs, Series 2003-1
2256	CSFB Mtg-Backed PT Certificates Series 2003-AR2
2258	Structured Asset Investment Loan Trust 03-BC4 S/S

Sch I-1

2260	Structured Asset Investment Loan Trust 03-BC5 S/S
2261	Home Equity Pass-Through Certificates, 2003-3
2267	CSFB Home Equity Asset Trust 2003-4
2268	Morgan Stanley ABS Capital I Inc. Trust 2003-SD1
2271	CSFB Mtg-Backed PT Certificates Series 2003-AR5
2272	CSFB Mtg-Backed PT Certificates Series 2003-AR9
2273	CSFB Mtg-Backed PT Certificates Series 2003-AR12
2274	CSFB Mtg-Backed PT Certificates Series 2003-AR15
2277	CSFB Mtg-Backed PT Certificates Series 2003-AR18
2290	SASCO 2003-S1
2293	SAIL Loan Trust, Series 2003-BC8 S/S
2295	SAIL Loan Trust, Series 2003-BC9 S/S
2298	SAIL 2003 BC10 S/S
2303	Equifirst 2003-2
2306	SAIL 2003-BC11
2307	CSFB HEAT 2003-6
2308	SASCO GEL 2003-1
2313	SAIL 2003-BC12
2314	SAIL 2003-BC13
2317	CSFB HEMT 2003-6
2318	TMTS 2003-6HE
2321	CSFB HEMT 2003-7
2322	CSFB HEAT 2003-8
2326	SAIL 2004-BC1
2328	SAIL 2004-2
2330	SASCO 2004-GEL1
2332	CSFB HEMT 2004-1
2333	CSFB HEAT 2004-1
2335	SASCO 2003 - 39EX
2337	TMTS 2004 4SL
2339	SAIL 2004-3
2340	CSFB HEAT 2004-2
2341	GSAMP Trust 2004 SEA-1
2343	ACE 2004-HE1
2344	Aegis Trust Series 2004-2
2347	GSAMP 2004 HE1
2348	CSFB HEAT 2004-3
2352	ACE 2004 IN1
2353	Renaissance 2004-2
2355	SAIL 2004-6

Sch I-2

2357	SASCO 2004-GEL2
2358	GSAMP 2004 SEA2
2359	GSAMP 2004 SD1
2360	GSAMP 2004 HE2
2361	CSFB HEAT 2004-5
2365	GSRPM 2004-1
2366	CSFB HEAT 2004-6
2367	ABSC 2004 -HE6
2368	Renaissance 2004-3
2373	Deutsche Bank ACE 2004-HE2
2374	CSFB HEAT 2004-7
2376	ACE 2004-SD1
2377	ARC 2004-1
2378	SAIL 2004-10
2380	CSFB 2004-AA1
2383	ABSC 2004-HE8
2384	SASCO 2004-S4
2386	CSFB HEAT 2004-8
2387	Aegis 2004-5
2389	Aegis 2004-6
2392	ACE 2005 SD1
2395	GSAMP 2005-HE1
2397	GSAMP 2005 - SD1
2398	SASCO 2005-GEL1
2399	CSFB 2005-FIX1
2400	CSFB HEAT 2005-1
2401	ACE 2005-HE1
2404	SASCO 2005-S1
2405	SAIL 2005-2
2406	Aegis 2005-1
2410	SAIL 2005-3
2411	GSAMP 2005 SEA1
2413	ACE 2005 -SN1
2424	ABFS 2000-3
2425	ABFS 2000-4
2426	ABFS 2001-1
2428	ABFS 2001-3
2429	ABFS 2001-4
2430	ABFS 2002-1
2436	SASCO 2005-GEL2
2437	SAIL 2005-4
2438	FNLC 2005-1
2440	CSFB HEAT 2005-3
2441	MABS 2005-HE1
2444	SASCO 2005-9XS
2446	GSAMP 2005-SD2
2448	SAIL 2005-6

Sch I-3

2449	Renaissance 2005-2
2450	SASCO 2005-GEL3
2451	Aegis 2005-3
2452	ACE 2005 -SD2
2453	ACE 2005-HE4
2457	CSFB HEMT 2005-3
2459	CSFB HEAT 2005-5
2466	ACE 2005 SL1
2469	CSFB HEAT 2005-7
2470	CSFB HEMT 2005-4
2472	SASCO 2005-SC1
2473	GSAMP 2005-SEA2
2475	SASCO 2005-GEL4
2481	BSABS 2005-CL1
2484	CSFB 2005 HEMT HF1
2486	SAIL 2005-9
2491	ACE 2005 SD3
2495	CSFB HEAT 2005-9
2502	CSFB HEMT 2005-5
2504	GSAMP 2006 SD1
2511	CSFB HEAT 2006-2
2512	ACE 2006 SL1
2517	GSAMP 2006-S4
2524	DB ACE 2006-SD1
2526	ACE 2006 SL2
2528	ResMAE 2006-1
2536	CSFB HEMT 2006-2
2544	ACE 2006-ASL1
2545	ACE 2006-ASAP3
2546	GSAMP 2006-SD2
2549	CS HEMT 2006-3
2550	ACE 2006-SL3
2553	NAAC 2005-S1
2554	NAAC 2005-S2
2555	NAAC 2005-S3
2556	ACE 2006-SD2
2564	GSAMP 2006-SD3
2568	NAAC 2005-S4
2569	NAAC 2006-S1
2577	CS HEMT 2006-4
2586	CS HEMT 2006-5
2593	ACE 2006-SD3
2597	CMLTI 2006-HE3
2606	ACE 2007-ASL1
2610	ACE 2007-SL1
2622	NAAC 2007-S2
2624	SASCO 2007-GEL2

Sch I-4

2633	SASCO 2007-TC1
2634	BSABS 2007-HE4
2658	SASCO 2007-BC4
2678	DSLA 2006-AR2
2680	HBVM 2006-8
2681	HBVM 2007-6
2683	HBVM 2005-6
3590	GSAMP TRUST 2003-HE2
3593	MSABS 2003-HE2
3622	GSAA TRUST 2004-5
3651	GSAMP TRUST 2005-HE1
3652	PPSI 2005-WCH1
3654	MSHEL 2005-1
3663	SAIL 2005-4
3695	SAIL 2006-1
3703	HASCO 2006-NC1
3712	HEAT 2006-4
3713	SASCO 2006-AM1
3733	SASCO 2006-Z
3737	SASCO 2007-GEL2

Sch I-5

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee
1	3	21.00 bps
4	6	20.50 bps
7	9	20.00 bps
10	12	19.50 bps
13	15	18.50 bps
16	18	18.00 bps
19	21	17.50 bps
22	24	17.00 bps
25	72	16.50 bps

[1]	Starting with October, 2012.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	3.27%
2	3.18%
3	3.10%
4	3.03%
5	2.95%
6	2.88%
7	2.81%
8	2.74%
9	2.67%
10	2.60%
11	2.54%
12	2.47%
13	2.41%
14	2.35%
15	2.29%
16	2.23%
17	2.18%
18	2.12%
19	2.07%
20	2.02%
21	1.97%
22	1.92%
23	1.87%
24	1.82%
25	1.78%
26	1.75%
27	1.75%
28	1.75%
29	1.75%
30	1.75%
31	1.75%
32	1.75%
33	1.75%
34	1.75%
35	1.75%

[2]	Starting with October, 2012.

Sch III-1

Month[2]	Target Advance Ratio
36	1.75%
37	1.75%
38	1.75%
39	1.75%
40	1.75%
41	1.75%
42	1.75%
43	1.75%
44	1.75%
45	1.75%
46	1.75%
47	1.75%
48	1.75%
49	1.75%
50	1.75%
51	1.75%
52	1.75%
53	1.75%
54	1.75%
55	1.75%
56	1.75%
57	1.75%
58	1.75%
59	1.75%
60	1.75%
61	1.75%
62	1.75%
63	1.75%
64	1.75%
65	1.75%
66	1.75%
67	1.75%
68	1.75%
69	1.75%
70	1.75%
71	1.75%
72	1.75%

Sch III-2